Exhibit 10.39

*** Text omitted and filed separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80 (b) (4)

And 240.24b-2

DISTRIBUTION AGREEMENT

This DISTRIBUTION AGREEMENT (this “Agreement”) effective as of May 13, 2003 (the “Effective Date”) is entered into between BIOSITE INCORPORATED, a Delaware corporation (“Biosite”), with a place of business at 11030 Roselle Street, Suite D, San Diego, California 92121, and PSS WORLD MEDICAL, INC. (“PSS”), with a place of business at 4345 Southpoint Boulevard, Jacksonville, Florida 32216.  The parties hereby agree as follows:

1.                                       APPOINTMENT AND SCOPE

1.1                                 Appointment.  Subject to the terms and conditions of this Agreement, including but not limited to the restrictions set forth in Sections 1.2 and 1.3, Biosite hereby appoints PSS as a distributor of the products listed in Schedule A (the “Products”) in the territory described in Schedule B (the “Territory”), and PSS hereby accepts such appointment, as set forth in clauses (a) through (d) of this Section 1.1.

(a)                                  From the Effective Date until December 31, 2003, the appointment for Products described in Part 1 of Schedule A (the “[***]”) shall be (i) [***] for Physician Office Practices (as defined in Schedule B) of less than [***] physicians, and (ii) [***] (with [***] or its assignee) for Physician Office Practices of [***] or more physicians;

(b)                                 Effective as of [***] until [***], the appointment for [***] shall be (i) [***] (with [***] or its assignee) for Physician Office Practices of [***] or more physicians to which [***] or its assignee has distributed [***] prior to [***], and (ii) [***] for all other Physician Office Practices;

(c)                                  Effective as of [***] until [***], the appointment for [***] shall be [***](as described below) for all Physician Office Practices.  For purposes of this Section 1.1(c), “[***]” means that Biosite has the right to sell and distribute [***] directly and to appoint a limited number of other distributors to sell and distribute [***]; and

(d)                                 From the Effective Date until [***], the appointment (i) for the [***] described in Part 2 of Schedule A (the “[***]”) shall be [***] for all Physician Office Practices, and (ii) for all other Products described in Part 2 of Schedule A shall be [***] for Physician Office Practices of less than [***] physicians.

1.2                                 Performance Criteria.  Subject to Section 1.2(a), if PSS fails to achieve the applicable minimum sales objectives set forth in Schedule C for [***] or [***] for any measurement period set forth in Schedule C, then (a) the parties shall meet no later than sixty (60) days after the end of the applicable measurement period to discuss PSS’ efforts to meet such minimum sales objectives, and (b) Biosite shall have the right (in its sole discretion) as of the end of such sixty (60) day period to [***]of this Agreement, effective upon written notice to PSS.  The parties expressly agree that Biosite may not terminate this Agreement solely due to PSS failing to achieve such minimum sales objectives.

(a)                                  PSS shall not be responsible for failing to achieve the applicable minimum sales objectives set forth in Schedule C to the extent caused by (i) Biosite’s breach of its obligations under this Agreement with respect to the delivery of the applicable Products by Biosite to PSS, or (ii) Biosite recalling the applicable Products and not replacing such recalled Products in a prompt manner.

* Confidential Treatment Requested

1.3                                 Appointment Restrictions.

(a)                                  Notwithstanding anything to the contrary in this Agreement, PSS shall not have the right to distribute Products to any customer which, as of the Effective Date, has purchased Products from Biosite or [***](but not any other distributor of Biosite) other than a customer that [***](provided that prior to making any sale of a Product to any such customer, (i) PSS shall provide the customer’s written statement to Biosite and (ii) PSS shall first allow Biosite, for thirty (30) days after Biosite receives such written statement from PSS, to contact the customer to discuss the customer’s statement).

(b)                                 PSS shall refrain from directly or indirectly (i) seeking customers for, establishing any branch for, or maintaining any distribution depot or network for the sale of, the Products outside of the Territory, or (ii) selling the Products to any person or entity other than Physician Office Practices in the market segments as expressly described above.

(c)                                  The Territory shall not include, and PSS shall not be permitted to sell the Products in, any territory or to any market segment not expressly described in the Agreement.  PSS shall take reasonable steps to limit the likelihood that PSS’s customers in the Territory purchase Products for resale outside of the Territory.

(d)                                 PSS shall not have the right to appoint sub-distributors, except as approved by Biosite in advance writing.  Any permitted sub-distributors shall be subject to the provisions of this Agreement.

1.4                                 Products.  PSS only has a right to sell and distribute the Products pursuant to the terms and conditions of this Agreement.  PSS has no right to sell or distribute any other Biosite product unless subject to a separate written agreement by the parties on a product by product basis.

1.5                                 Noncompetition.  PSS shall not, during the period of the [***] appointment for [***] under Sections 1.1(a) and 1.1(b) (the “[***] Period”), directly or indirectly sell, offer for sale, or act as sales agent for the solicitation of orders for any product that measures or detects the presence or absence of any [***], with or without the [***], including without limitation [***].

1.6                                 Independent Purchaser Status.  PSS is an independent purchaser and seller of the Products.  PSS shall not act as an agent or legal representative of Biosite, nor shall PSS have any right or power to act for or bind Biosite in any respect or to pledge its credit.  PSS shall be free to resell Products to Customers in the Territory on such terms as it may, in its sole discretion, determine, including, without limitation, price, returns, credits and discounts.

1.7                                 Perishable Products.  PSS acknowledges that the Products are perishable, and shall manage its inventory such that products are shipped throughout the Territory on a first-in-first-out basis.  PSS shall be responsible for and shall bear the full risk with respect to any unsold quantities of the Products remaining in PSS’s inventory beyond the stated shelf-life thereof; however, if PSS received from Biosite any such unsold perishable [***] that had a posted expiration date of [***] or less from the date of shipment of such [***] from Biosite to PSS, then Biosite shall replace such expired [***](provided that Biosite may first require PSS to provide reasonable evidence of PSS’s compliance with this Section 1.7).

2.                                       TERMS AND CONDITIONS OF SALE

2.1                                 Price.  PSS shall purchase the Products from Biosite at the applicable prices set forth in Schedule A.  Prices shall be subject to change by Biosite on [***] prior written notice to PSS.  PSS shall pay Biosite for purchases of the Products within [***] from PSS’s receipt of invoice.  PSS shall make all such payments in United States dollars to such account as Biosite designates for such purpose.

2.2                                 Any late payment shall be a material breach of this Agreement by PSS, provided however, and notwithstanding the provisions of Section 8.2, Biosite shall not have the right to terminate this Agreement for a late payment unless Biosite has first provided written notice to PSS that Biosite intends to terminate the Agreement if PSS does not remedy such breach within [***] after PSS’s receipt of such notice (such notice from Biosite shall not be required if PSS has made a late payment for the third time or more).  From time to time during the term of this Agreement, the parties shall meet and discuss in good faith whether market conditions warrant an adjustment to the applicable prices set forth in Schedule A.  For any past due amounts due by PSS to Biosite under this Agreement, PSS shall pay to Biosite (i) a late charge of [***] per month or the maximum rate permitted by law, whichever is less, on the past due amounts until paid in full and (ii) any costs (including reasonable attorneys’ fees) incurred by Biosite in collecting or enforcing any payment obligations under this Agreement.

2.3                                 Taxes.  PSS shall pay all sales, use and transfer taxes and other charges arising out of the purchase and sale of the Products, including any state and local personal property taxes and all inspection fees and duties, applicable to the sale and transport of the Products by PSS in the Territory which are applicable thereto.  Biosite shall not be responsible for any business, occupation, withholding or similar tax, or any taxes of any kind, relating to the purchase and sale of the Products.

2.4                                 Terms of Sales.  Products shall be shipped F.O.B. Biosite’s facility in San Diego, California, with freight and insurance paid by PSS.  Risk of loss shall pass to PSS upon delivery to PSS’s designated carrier or another common carrier at Biosite’s facility in San Diego, California.  Biosite shall notify PSS of scheduled delivery dates by written acknowledgement of PSS’s order.  Biosite shall use its reasonable commercial efforts to meet requested delivery dates, provided that Biosite shall have no liability for any late delivery.  Unless Biosite otherwise expressly agrees in writing, the lead time for shipping of Products shall be not more than [***] after receipt of PSS’s order by Biosite.  Notwithstanding the foregoing, Biosite may defer shipment of Products if and while PSS is in default of any of its obligations owing to Biosite under this Agreement, including PSS’s obligations to pay any amounts when due.  If PSS requests drop shipment for a customer, the entire cost of the transportation designated by PSS shall be borne by PSS.

2.5                                 Orders.  PSS shall make all purchases hereunder by submitting firm written purchase orders to Biosite.  Such purchase orders shall be in writing and in a form reasonably acceptable to Biosite.  In the event of any inconsistency between the terms and conditions of any purchase order and this Agreement, the terms and conditions of this Agreement shall prevail.  Purchase orders shall not be binding upon Biosite unless and until accepted by Biosite.  Within [***] after receipt of a purchase order, Biosite shall notify PSS in writing of its acceptance or rejection of such purchase order and of the scheduled delivery dates if the purchase order is accepted.  Biosite shall be deemed to have accepted a purchase order in the event it does not provide written rejection of such purchase order within the foregoing timeframe.

2.6                                 Returned Goods.  If Products fail to conform with the specifications established by Biosite therefor, PSS shall, within [***] after receipt of the Products, return such nonconforming Products to Biosite or dispose locally, as Biosite so directs, after obtaining return authorization from Biosite.  In both cases all reasonable out-of-pocket expenses (including shipping of returned Products and replacement Product) shall be borne by Biosite provided that PSS follows Biosite’s return instructions.  Should any Product be properly returned as provided above, Biosite shall replace the returned Product as soon as reasonably practicable.  Such replacement Product shall be at no additional cost to PSS if PSS had previously paid Biosite for the returned Product.  Notwithstanding the foregoing, Biosite shall not be responsible for any Products which fail to pass PSS’s quality control as a result of improper storage and handling during or after shipment to PSS.  EXCLUDING BIOSITE’S INDEMNIFICATION OBLIGATIONS UNDER SECTIONS 2.7(d) AND 6, THE REPLACEMENT OF THE RETURNED GOODS BY BIOSITE UNDER THIS SECTION 2.6 SHALL BE PSS’S SOLE AND EXCLUSIVE REMEDY FOR THE FAILURE OF THE PRODUCTS TO CONFORM WITH THE SPECIFICATIONS ESTABLISHED BY BIOSITE THEREFOR.

2.7                                 Warranty, Restrictions and Limitations.

(a)                                  Biosite warrants that the Products shall perform as stated in the written specifications established by Biosite therefor as set forth in the then current Product insert or other written specifications provided or made available by Biosite with respect to the Products.  Biosite’s Product specifications are subject to change upon thirty (30) days’ notice to PSS; provided, however, that Products shall perform substantially as described in the specifications and Product insert or other written specifications provided or made available by Biosite with respect to the Products as of the date of this Agreement.  The remedy and limitations applicable to such warranty shall be as set forth in the Product insert.

(b)                                 OTHER THAN AS EXPRESSLY SET FORTH IN SECTION 2.7(a) ABOVE, BIOSITE DISCLAIMS ALL WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, INCLUDING, WITHOUT LIMITATION, NON-INFRINGEMENT OF THIRD PARTY RIGHTS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

(c)                                  PSS shall distribute Products labeled by Biosite to customers in the Territory so as to include all warnings and instructions necessary for the proper use of the Products.  PSS hereby represents and warrants that neither PSS nor its agents or employees will make any representations or claims with respect to the Products which are not authorized in writing by Biosite.  Subject to the provisions of Section 6.2 hereof, PSS shall defend, indemnify and hold Biosite harmless from all losses, liabilities, damages and expenses (including reasonable attorneys’ fees and costs) resulting from any claims, demands, actions and other proceedings by any third party to the extent resulting from (i) representations or claims by PSS with respect to the Products which are not authorized by Biosite; (ii) PSS’s willful act or omission in connection with the sale, marketing, promotion or distribution of the Products; or (iii) any claim or failure by PSS to comply with governmental regulatory requirements relating to the Products which are applicable to distributors of products.

(d)                                 Subject to the provisions of Section 6.2 hereof, Biosite shall defend, indemnify and hold PSS harmless from all losses, liabilities, damages and expenses (including reasonable attorneys’ fees and costs) resulting from any claims, demands, actions and other proceedings by any third party to the extent resulting from or alleging that any Product infringes any patent, trademark, copyright, trade secret or other intellectual property right of a third party, provided that such infringement is not a result of (i) any modification to a Product not expressly permitted by Biosite in writing or (ii) any use of a Product other than pursuant to Product specifications and documentation.

2.8                                 Administrative Fees.  [***]

3.                                       COVENANTS OF PSS

3.1                                 Sales Promotion.  PSS shall use its best efforts to promote, market and sell the Products to Physician Office Practices in the Territory in the market segments expressly described above.  PSS shall provide complete training of PSS’s sales representatives in the use of the Products.  PSS shall provide to each potential customer of Products a full functional demonstration of such Products.

3.2                                 Expenses.  PSS shall be responsible for all of its and its employees expenses.  PSS agrees that it shall incur no expense chargeable to Biosite, except as may be specifically authorized in advance writing in each case by Biosite.

3.3                                 Promotional Materials; Package Inserts.  PSS shall ensure that all advertising, promotional literature, packaging and package inserts comply with applicable laws and regulations.  PSS shall submit each of the foregoing to Biosite for review.  PSS shall not use any advertising or promotional materials to promote the Products or any packaging or package inserts that have not been approved in advance writing by Biosite, which approval shall not be unreasonably withheld.  PSS shall prepare any necessary translations of Biosite’s sales literature, package inserts and labeling.

3.4                                 Sales and Marketing Support and Training.  PSS shall provide Biosite [***] for all [***] as often as PSS [***] to its other suppliers.  During the period of the [***] under [***], PSS shall also provide the [***] described in [***].

3.5                                 Customer and Sales Information.  PSS shall provide Biosite, [***] during the term hereof, with [***] regarding [***] in the [***] that have [***] from [***].   Such [***] include, without limitation, [***].  Notwithstanding [***] of such information, nothing herein shall preclude [***] from the right or ability to use such information for its lawful business purposes.

3.6                                 Product Storage and Handling.  PSS shall comply with Biosite’s reasonable instructions regarding the storage and handling of the Products, and except as otherwise provided in this Agreement, PSS shall be solely responsible for the cost thereof.

3.7                                 Reports.  At Biosite’s request, PSS shall submit to Biosite such other reports as are customarily provided by PSS to suppliers similarly situated with Biosite.

3.8                                 Inventory.  At all times during the term of this Agreement, PSS shall maintain inventory of each Product sufficient to satisfy not less than PSS’s requirements for its reasonably forecasted sales of such Product.

3.9                                 Product Information.  During the term of this Agreement, PSS shall keep complete and accurate records tracking each [***] on a customer by customer basis, by product serial number, sufficient to enable Biosite to conduct product recalls, product investigations, software updates, customer support and the like.  Additionally, by no later than twelve (12) months after the Effective Date of the Agreement and for the remaining term of the Agreement, PSS shall keep complete and accurate records tracking each other Product, on a customer by customer basis, by whatever means Biosite identifies each individual item of Product (whether by product serial number, lot number, or otherwise), sufficient to enable Biosite to conduct product recalls, product investigations, software updates, customer support and the like.  PSS shall maintain all records obtained during the term of the Agreement for a period of three (3) years after termination of the Agreement.  PSS shall provide all such information to Biosite as soon as reasonably practicable after Biosite’s written request therefor.

4.                                       COVENANTS OF BIOSITE

4.1                                 Sales and Marketing Support.  Biosite shall provide to PSS literature and technical information relating to the Products and their proper use, in such reasonable quantities as to be agreed upon by the parties.  Unless otherwise expressly agreed by both parties, all such information and materials shall be furnished [***] to PSS.  During the Exclusive Period, subject to PSS complying with its obligations under this Agreement, Biosite will provide the marketing support described in Schedule E.

4.2                                 Assistance.  Biosite shall provide PSS with reasonable access to and assistance of its technical, sales, and service personnel in San Diego, California as Biosite deems appropriate.  Such assistance shall be without charge to PSS except as may be otherwise mutually agreed.

4.3                                 Price Incentive.

(a)                                  If [***] has (i) [***] of the [***] for [***] set forth in [***] for [***], and (ii) [***] for [***] set forth in [***] for [***], then following the [***], Biosite shall [***] an [***] of the [***] by [***] for the [***]

(b)                                 If [***] has (i) [***] of the [***] for [***] set forth in [***] for [***], and (ii) [***] for [***] set forth in [***] for [***], then following the end of [***], Biosite shall [***] an [***] of the [***] by [***] for the [***].

4.4                                 Technical Support.  Biosite shall provide 24 hour, 7-day/week telephone based technical support for customers in accordance with Biosite’s customer service policies and practices.

5.                                       CONFIDENTIALITY

5.1                                 Confidential Information.  “Confidential Information” shall mean, with respect to a party, all information of any kind whatsoever, and all tangible and intangible embodiments thereof of any kind whatsoever (including without limitation, customer information, financial information, documents, drawings, machinery, patent applications, records, reports), which is disclosed by such party (the “Disclosing Party”) to the other party (the “Receiving Party”).  Notwithstanding the foregoing, Confidential Information of a party shall not include information which the other party can establish by written documentation (a) to have been publicly known prior to disclosure of such information by the Disclosing Party to the Receiving Party, (b) to have become publicly known, without fault on the part of the Receiving Party, subsequent to disclosure of such information by the Disclosing Party to the Receiving Party, (c) to have been received by the Receiving Party at any time from a source, other than the Disclosing Party, rightfully having possession of and the right to disclose such information, (d) to have been otherwise known by the Receiving Party prior to disclosure of such information by the Disclosing Party to the Receiving Party, or (e) to have been independently developed by employees or agents of the Receiving Party without access to or use of such information disclosed by the Disclosing Party to the Receiving Party.  Notwithstanding anything to the contrary set forth above, “Confidential Information” shall not include any information provided to Biosite under Sections 3.5, 3.9, or 8.3(d).

5.2                                 Confidentiality Obligations.  During the term of this Agreement, and for a period of [***] following the expiration or earlier termination hereof, the Receiving Party shall maintain in confidence and not use, disclose or grant the use of the Confidential Information except on a need-to-know basis of those of its directors, officers and employees to the extent such disclosure is reasonably necessary in connection with the Receiving Party’s activities as expressly authorized by this Agreement.  To the extent that disclosure is authorized by this Agreement, prior to disclosure, the Receiving Party shall obtain agreement of any such person or entity to hold in confidence and not make use of the Confidential Information for any purpose other than those permitted by this Agreement.  The Receiving Party shall notify the Disclosing Party promptly upon discovery of any unauthorized use or disclosure of the Confidential Information.

5.3                                 Permitted Disclosures.  The confidentiality obligations contained in this Section 5 shall not apply to the extent that the Receiving Party is required to disclose information by law, order or regulation of a governmental agency or a court of competent jurisdiction, provided that the Receiving Party shall provide written notice thereof to the Disclosing Party and sufficient opportunity to object to any such disclosure or to request confidential treatment thereof.

6.                                       INDEMNIFICATION

6.1                                 Mutual Indemnity.  In addition to the indemnification obligations set forth in Section 2.7, each party (the “Indemnitor”) shall defend, indemnify and hold the other party (the “Indemnitee”) harmless from all losses, liabilities, damages and expenses (including reasonable attorneys’ fees and costs) resulting from any claims, demands, actions and other proceedings by any third party to the extent resulting from (a) any material breach of this Agreement by the Indemnitor, (b) any recklessness or intentional act or omission by or on behalf of the Indemnitor in the performance of its activities under this Agreement, (c) any misrepresentations by the Indemnitor, or (d) any violation by the Indemnitor (or any of its employees or agents) of, or failure to adhere to, any applicable law, regulation or order in any country, in each case other than those certain losses, liabilities, damages and expenses arising out of the gross negligence or willful misconduct of the Indemnitee.  The obligations of the parties under this Section 6.1 shall survive expiration or termination of this Agreement.

6.2                                 Procedure.  If the Indemnitee intends to claim indemnification under this Section 6, it shall promptly notify the Indemnitor in writing of any claim, demand, action or other proceeding for which the Indemnitee intends to claim such indemnification, and the Indemnitor shall have the right to participate in, and, to the extent the Indemnitor so desires, to assume the defense thereof with counsel mutually satisfactory to the parties.  The obligations under this Section 6 shall not apply to amounts paid in settlement of any claim, demand, action or other proceeding if such settlement is effected without the consent of the Indemnitor, which consent shall not be withheld or delayed unreasonably.  The failure to deliver written notice to the Indemnitor within a reasonable time after the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve the Indemnitor of any obligation to the Indemnitee under this Section 6, but the omission so to deliver written notice to the Indemnitor shall not relieve it of any obligation that it may have to any party claiming indemnification otherwise than under this Section 6.  The Indemnitee, its employees and agents, shall reasonably cooperate with the Indemnitor and its legal representatives in the investigation of any claim, demand, action or other proceeding covered by this Section 6.

6.3                                 Insurance.  Each party shall maintain comprehensive commercial general liability insurance, including contractual liability insurance and product liability insurance against claims regarding its activities contemplated by this Agreement, in such amounts as it customarily maintains for similar products and activities, which with respect to Biosite shall not be less than [***] Combined Single Limit Bodily Injury  & Property Damage Each Occurrence [***] Aggregate including coverage for products and completed operations, contractual liability insuring the obligations assumed by Biosite under this Agreement, independent contractors, and personal and advertising injury coverages. Each party shall maintain such insurance during the term of this Agreement and thereafter for so long as it maintains insurance for itself covering such activities.  Coverage shall be written on a Standard ISO Occurrence Form CG00010196 or its equivalent.  Upon execution of the contract, and annually for the term of this Agreement, the parties will provide a renewal certificate of insurance reflecting such policies and coverages as outlined above.  Such certificate shall reflect that the underlying policies have been endorsed to provide at least 30 days prior written notice to the other party of the cancellation, non-renewal, reduction or material change of any such insurance coverage.

7.                                       TRADEMARKS, PATENTS AND COPYRIGHTS.

7.1                                 Trademarks and Trade Names.  PSS shall not use or register any of Biosite’s trademarks, or any mark or name confusingly similar thereto, as part of its corporate or business name or in any manner, except that (a) PSS may identify itself as an authorized distributor of Biosite; and (b) PSS may use Biosite’s trademarks relating to the Products for display purpose in connection with solicitation of orders for Products.  The use by PSS of Biosite’s trademarks and all goodwill associated therewith shall inure to the benefit of Biosite.  PSS shall prior to use provide to Biosite examples of its use of Biosite’s trademarks and shall modify such use if requested by Biosite.  PSS shall not do or cause to be done any act or anything contesting or in any way impairing or reducing Biosite’s right, title or interest in Biosite’s trademarks.

7.2                                 Product Markings.  PSS shall not alter, remove or modify any Biosite trademarks, labels or markings, nor affix any other trademarks, labels or markings to the Products without Biosite’s consent; provided that PSS may affix labels or other indices on Products it distributes to identify it as the distributor of Products so long as such labels to not cover and are not inconsistent with Biosite’s trademarks, labels or markings.  No other PSS labels, package inserts or other material shall accompany the Products without the approval of Biosite.

7.3                                 Trademarks and Patents Protection.  PSS shall inform Biosite as soon as reasonably practicable after becoming aware of any infringements or risk of infringements (a) by a third party of Biosite’s intellectual property (including but not limited to brands, trademarks, copyrights, and patents), or (b) by Biosite’s products of third party’s intellectual property or claims of such by a third party.  PSS agrees to assist Biosite to the best of its ability to defend Biosite’s interest particularly to follow instructions and to take any reasonable measures as will be asked by Biosite in such matters.  Biosite will assume the cost of any legal actions in the defense of its intellectual property.

7.4                                 Copyrights.  PSS hereby acknowledges that Biosite has claimed, or may claim, copyright protection with respect to certain parts of the Products and the labels, inserts and other materials regarding the Products.  PSS further acknowledges the validity of Biosite’s right to claim copyright protection with respect to such items.  PSS further acknowledges that Biosite has advised PSS that it has the sole and exclusive right to claim the copyright protection with respect to all such items.  PSS shall take no action or make no omission which is any way inconsistent with Biosite’s claim of copyright protection with respect to such items.

8.                                       TERM AND TERMINATION

8.1                                 Term.  This Agreement shall be effective as of the Effective Date and shall terminate on [***], unless terminated earlier pursuant to the provisions set forth below.  The parties shall meet on approximately [***], to discuss whether the parties desire to extend the term of this Agreement for an additional period of [***], provided that neither party shall be obligated to agree to extend the term of this Agreement.  If the parties agree to extend the term of this Agreement, such agreement and extended term shall be set forth in a separate written document.

8.2                                 Termination.  This Agreement may be terminated by either party, in the event the other party shall fail to perform any of its material obligations hereunder and should fail to remedy such non-performance within thirty (30) calendar days after receiving written demand therefor.

8.3                                 Rights of Parties on Expiration or Termination.  The following provisions shall apply on the expiration or termination of this Agreement.

(a)                                  Subject to PSS’s right to sell Products remaining in inventory as set forth below, PSS shall cease all sales and other activities on behalf of Biosite and shall return to Biosite and immediately cease all use of any Confidential Information of Biosite then in PSS’s possession.

(b)                                 Upon any termination of this Agreement, for a period of [***] after such termination (the “Initial Sell-Off Period”), PSS shall have the right to sell off its remaining inventory of Products (and to exercise such rights provided for under this Agreement as reasonably required for PSS to sell such remaining stock).  Within five (5) business days after the conclusion of the Initial Sell-Off Period, PSS shall provide to Biosite in writing a list of PSS’s remaining inventory of the Products (the “Inventory Notice”).  Biosite may, at its option, by providing written notice to PSS within five (5) business days after receipt of the Inventory Notice, repurchase PSS’s inventory of Products (as set forth in the Inventory Notice) at the purchase price paid by PSS to Biosite therefor, plus reasonable freight, insurance and duties.  In case Biosite is not willing to repurchase such inventory of PSS, for a period of [***] after Biosite provides written notice to PSS that Biosite is electing not to repurchase PSS’s inventory of the Products (the “Final Sell-Off Period”), PSS shall have the right to sell off the remaining inventory of Products as set forth in the Inventory Notice (and to exercise such rights provided for under this Agreement as reasonably required for PSS to sell such remaining stock).  Within five (5) business days after the conclusion of the Final Sell-Off Period, PSS shall destroy its remaining inventory of the Products and shall provide written confirmation thereof to Biosite.

(c)                                  Subject to PSS’s right to sell Products remaining in inventory as set forth above, PSS shall remove from its property and immediately discontinue all use, directly or indirectly, of trademarks, designs, and markings owned or licensed exclusively by Biosite, or any word, title, expression, trademark, design, or marking that is confusingly similar thereto.

(d)                                 PSS shall provide to Biosite, within three (3) business days after the conclusion of the Initial Sell-Off Period, complete and up-to-date information regarding customers in the Territory that have purchased the Products from PSS.  Such information shall include, without limitation, customer name, address, telephone number, and unit sales by each customer sorted by zip code.  In the event that this Agreement is terminated due to breach by PSS, or in the event that this Agreement is not extended, due to PSS’s election, for an additional period of [***] after [***] pursuant to the terms and conditions of Section 8.1, then such information to be provided by PSS shall also include Product price and revenue by each customer sorted by zip code.  All such information provided by PSS under this Section (d) shall be solely owned by Biosite.  Notwithstanding Biosite’s ownership of such information, nothing herein shall preclude PSS from the right or ability to use such information for its lawful business purposes.

8.4                                 Sole Remedy.  Other than due to a breach of this Agreement by Biosite, provisions pursuant to Section 8.3(b) shall constitute PSS’s sole remedy for the termination or non-renewal of this Agreement.  NOTWITHSTANDING ANY OF THE PROVISIONS OF THIS AGREEMENT, OTHER THAN A

PARTY’S LIABILITY IN CONNECTION WITH ANY BREACH OF SECTION 5, AND OTHER THAN A PARTY’S INDEMNITY OBLIGATIONS UNDER SECTIONS 2.7 OR 6, NEITHER PARTY SHALL, BY REASON OF THE TERMINATION OF THIS AGREEMENT OR OTHERWISE, BE LIABLE TO THE OTHER PARTY FOR ANY SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES SUCH AS, BUT NOT LIMITED TO, COMPENSATION OR DAMAGES FOR LOSS OF PRESENT OR PROSPECTIVE PROFITS OR REVENUES, LOSS OF ACTUAL OR ANTICIPATED REVENUE ON SALES OR ANTICIPATED SALES, OR EXPENDITURES, INVESTMENTS OR COMMITMENTS MADE IN CONNECTION WITH THE ESTABLISHMENT, DEVELOPMENT OR MAINTENANCE OF THE DISTRIBUTORSHIP CREATED BY THIS AGREEMENT OR IN CONNECTION WITH THE PERFORMANCE OF OBLIGATIONS HEREUNDER, WHETHER OR NOT THE OTHER PARTY HAS BEEN NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.  NOTWITHSTANDING ANY OF THE PROVISIONS OF THIS AGREEMENT, OTHER THAN A PARTY’S LIABILITY IN CONNECTION WITH ANY BREACH OF SECTION 5, AND OTHER THAN A PARTY’S INDEMNITY OBLIGATIONS UNDER SECTION 2.7 OR 6, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY AND ALL CLAIMS UNDER THIS AGREEMENT IN AN AMOUNT IN THE AGGREGATE GREATER THAN THE AMOUNTS PAID OR PAYABLE BY PSS TO BIOSITE ON SALES OF BIOSITE’S PRODUCTS DURING THE TERM OF THIS AGREEMENT.  THE LIMITATIONS SET FORTH HEREIN SHALL APPLY NOTWITHSTANDING THE FAILURE OF THE ESSENTIAL PURPOSE OF ANY LIMITED WARRANTIES OR REMEDIES SET FORTH IN THIS AGREEMENT.

9.                                       GENERAL PROVISIONS

9.1                                 Entire Agreement.  This Agreement represents the entire Agreement between the parties on the subject matter hereof and supersedes all prior discussions, agreements, and understandings of every kind and nature between them.  No modification or amendment of this Agreement shall be effective unless in writing and signed by both parties.

9.2                                 Notices.  All notices under this Agreement shall be in writing and addressed to the parties at the following addresses:

If to Biosite	With copy to:

Biosite Incorporated	Gray Cary Ware & Freidenrich LLP
11030 Roselle Street, Suite D	4365 Executive Drive, Suite 1100
San Diego, California 92121	San Diego, California 92121-2133
Attention: President	Attention: Mark R. Wicker, Esq.

If to PSS:

PSS World Medical, Inc.
4345 Southpoint Boulevard
Jacksonville, FL 32216
Attention: President

or to such other address of which either party may advise the other in writing.  Notices shall be effective on receipt.

9.3                                 Force Majeure.  Each party shall be excused from any delay or failure in performance of any obligation hereunder (other than an obligation for the payment of money) caused by reason of any occurrence or contingency beyond its reasonable control, including, but not limited to an act of God, earthquake, labor disputes, riots, government requirements, regulatory and environmental requirements, inability to secure materials and transportation difficulties.  The obligations and rights of the party so excused shall be extended on a day-to-day basis for the time period equal to the period of such excusable delay.

9.4                                 Assignments.  Neither this Agreement nor any right or obligation hereunder may be assigned or otherwise transferred (whether voluntarily, by operation of law or otherwise), without the prior express written consent of the other party; provided, however, that either party may, without such consent, assign this Agreement and its rights and obligations hereunder in connection with the transfer or sale of all or substantially all of its business, or in the event of its merger, consolidation, change in control or similar transaction.  Any permitted assignee shall assume all obligations of its assignor under this Agreement.  Any purported assignment or transfer in violation of this Section 9.4 shall be void.

9.5                                 Applicable Law.  This Agreement shall be construed and enforced in accordance with the laws of the State of California, without regard to its conflict of laws provisions.

9.6                                 Waiver.  No term or provision hereof will be considered waived by either party, and no breach excused by either party, unless such waiver or consent is in writing signed on behalf of the party against whom the waiver is asserted.  No consent by either party to, or waiver of, a breach by either party, whether express or implied, will constitute a consent to, waiver of, or excuse of any other, different, or subsequent breach by either party.

IN WITNESS WHEREOF, Biosite and PSS have caused this Agreement to be executed by their duly authorized representatives, as of the date year first above written.

BIOSITE INCORPORATED		PSS WORLD MEDICAL, INC.

By:	/s/ Christopher J. Twomey	By:	/s/ Gary A. Corless

Title:	Vice President Finance, CFO	Title:	President

		By:	/s/ John F. Sasen, Sr.

		Title:	EVP and Chief Marketing Officer

SCHEDULE A

PRODUCTS AND PRICING

Part 1

Catalog Number	Product	Size	Transfer Price
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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Part 2

Catalog Number	Product	Size	Transfer Price
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

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SCHEDULE B

PHYSICIAN OFFICE PRACTICE AND TERRITORY

Physician Office Practice means [***]

Territory means the United States and Puerto Rico.

SCHEDULE C

PERFORMANCE CRITERIA

Minimum Sales Objectives:

Measurement Period	End User [***]	End User [***]
[***]	[***]	[***]
[***]	[***]	[***]

SCHEDULE D

SUPPORT FROM PSS

PSS shall perform the following activities at no charge to Biosite:

1.             [***]

2.             [***]

3.             [***]

4.             [***]

5.             [***]

6.             [***]

7.             [***]

SCHEDULE E

SUPPORT FROM BIOSITE

Biosite shall provide Product marketing support to PSS in the Territory for the Physician Office Practices as follows:

1.                     [***]

	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]		[***]	[***]		[***]

[***]	[***]	[***]		[***]	[***]		[***]	[***]

2.                    [***]

3.                    [***]

4.                    [***]

5.                    [***]

6.                    [***]

7.                     [***]

8.                     [***]

9.                     [***]

10.               [*** ]

11.               [***]

SCHEDULE F

PRICE INCENTIVE OBJECTIVES FOR CALENDAR YEAR 2003

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